PRESS RELEASE

Occidental Announces 2nd Quarter 2025 Results

•Announcing $950 million of additional divestitures since the start of the second quarter of 2025, of which approximately $370 million has already closed. Occidental has repaid $3.0 billion of debt year-to-date through a combination of asset sales, organic cash flow and proceeds from warrants exercised
•Operating cash flow of $3.0 billion and operating cash flow before working capital of $2.6 billion
•Capital spending of $2.0 billion and contributions from noncontrolling interest of $51 million resulted in quarterly free cash flow before working capital of $0.7 billion
•Total company production above the mid-point of guidance with 1,400 Mboed
•Midstream and marketing exceeded the high-end of guidance for pre-tax adjusted income
•Earnings per diluted share of $0.26 and adjusted earnings per diluted share of $0.39
•Reducing the mid-point of 2025 capital guidance by $100 million and international operating costs by $50 million, driven by continued operational efficiency gains. Year-to-date, Occidental has realized or identified $500 million in capital and operating cost reductions from the original guidance

HOUSTON — August 6, 2025 — Occidental (NYSE: OXY) today announced net income attributable to common stockholders of $288 million, or $0.26 per diluted share, and adjusted income attributable to common stockholders of $396 million, or $0.39 per diluted share, for the second quarter of 2025.

"Continued well performance leadership and a focus on enhanced operational efficiencies enabled us to generate strong financial results in the second quarter," said President and Chief Executive Officer Vicki Hollub. "By unlocking lower cost resources, accelerating our deleveraging efforts and advancing our strategic growth projects, we have positioned our portfolio to deliver long-term value."

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income was $934 million for the second quarter of 2025. Excluding items affecting comparability, the decrease in second quarter oil and gas income, compared to the first quarter of 2025, was due to lower commodity prices, partially offset by higher crude oil volumes and lower lease operating expense. For the second quarter of 2025, average WTI and Brent marker prices were $63.74 per barrel and $66.59 per barrel, respectively. Average worldwide realized crude oil prices decreased by 10% from the prior quarter to $63.76 per barrel. Average worldwide realized natural gas liquids prices decreased by 20% from the prior quarter to $20.71 per barrel. Average domestic realized gas prices decreased by 45% from the prior quarter to $1.33 per thousand cubic feet (Mcf).

Total average global production for the second quarter of 2025 was 1,400 thousand barrels of oil equivalent per day (Mboed). Average production for Permian, Rockies & Other Domestic, Gulf of America and International were 770 Mboed, 272 Mboed, 125 Mboed and 233 Mboed, respectively.

OxyChem
OxyChem pre-tax income was $213 million for the second quarter of 2025. Excluding items affecting comparability, second quarter OxyChem income was relatively unchanged compared to the first quarter of 2025 and reflected negative inventory adjustments, offset by improved export demand for caustic soda and polyvinyl chloride (PVC).

Midstream and Marketing
Midstream and marketing pre-tax income was $49 million for the second quarter of 2025. Excluding items affecting comparability, the second quarter midstream and marketing results exceeded the high end of guidance. Compared to the first quarter of 2025, the increase in second quarter midstream and marketing results reflected higher gas marketing margins from transportation capacity optimization in the Permian and higher sulfur prices at Al Hosn. WES equity method investment income for the second quarter was $150 million.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), operating cash flow before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted selling, general and administrative (SG&A), other operating and non-operating expenses, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted SG&A, other operating and non-operating expenses and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest, free cash flow before working capital and adjusted SG&A, other operating and non-operating expenses may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of America. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas, and includes our Oxy Low Carbon Ventures subsidiary, which is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. We are dedicated to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,”

“objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com

Occidental Petroleum Corporation
Second Quarter 2025
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

	2024						2025
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders	$718	$992	$964	$(297)	$2,377		$766	$288			$1,054
Reported EPS - Diluted ($/share)	$0.75	$1.03	$0.98	$(0.32)	$2.44		$0.77	$0.26			$1.03
Effective tax rate on reported income (loss) (%)	30%	28%	28%	29%	29%	(a)	29%	37%			32%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$604	$993	$977	$792	$3,366		$860	$396			$1,256
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.63	$1.03	$1.00	$0.80	$3.46		$0.87	$0.39			$1.25
Effective tax rate on adjusted income (loss) (%)	29%	27%	28%	22%	27%		28%	34%			31%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)	884.1	893.8	927.5	940.8	911.8		941.3	985.1			963.5
Diluted (millions)	948.6	958.9	975.7	940.8	967.1		982.9	1,010.4			997.0

Average Shares Outstanding - Adjusted Income (Non-GAAP)
Basic (millions)	884.1	893.8	927.5	940.8	911.8		941.3	985.1			963.5
Diluted (millions)	948.6	958.9	975.7	983.9	967.1		982.9	1,010.4			997.0

Daily Production Volumes
Total US (MBOE/D)	943	1,031	1,186	1,233	1,099		1,167	1,167			1,167
US Oil (MBBL/D)	487	553	611	634	571		601	604			603
Worldwide Production (MBOE/D)	1,172	1,258	1,412	1,463	1,327		1,391	1,400			1,395
Worldwide Sales (MBOE/D)	1,175	1,260	1,411	1,463	1,328		1,391	1,397			1,394

Commodity Price Realizations
Worldwide oil ($/BBL)	$76.04	$79.89	$75.33	$69.73	$75.05		$71.07	$63.76			$67.37
Worldwide NGL ($/BBL)	$22.14	$21.23	$20.47	$21.80	$21.38		$25.94	$20.71			$23.29
Domestic gas ($/MCF)	$1.61	$0.54	$0.40	$1.26	$0.94		$2.42	$1.33			$1.88

Cash Flows ($ millions)
Operating cash flow before working capital (Non-GAAP) (d)	$2,446	$3,044	$3,150	$3,077	$11,717		$3,000	$2,643			$5,643
Working capital changes	$(439)	$(650)	$632	$479	$22		$(852)	$317			$(535)
Operating cash flow	$2,007	$2,394	$3,782	$3,556	$11,739		$2,148	$2,960			$5,108
Capital expenditures, net of noncontrolling interest (Non-GAAP) (d)	$(1,726)	$(1,729)	$(1,636)	$(1,727)	$(6,818)		$(1,845)	$(1,947)			$(3,792)

	2024						2025
Year-to-date	Mar	Jun	Sep	Dec			Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders	$718	$1,710	$2,674	$2,377			$766	$1,054
Reported EPS - Diluted ($/share)	$0.75	$1.78	$2.77	$2.44			$0.77	$1.03
Effective tax rate on reported income (loss) (%)	30%	29%	29%	29%			29%	32%

Adjusted income attributable to common stockholders (Non-GAAP) (b)	$604	$1,597	$2,574	$3,366			$860	$1,256
Adjusted EPS - Diluted (Non-GAAP) ($/share) (c)	$0.63	$1.66	$2.66	$3.46			$0.87	$1.25
Effective tax rate on adjusted income (loss) (%)	29%	28%	28%	27%			28%	31%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)	884.1	889.2	902.1	911.8			941.3	963.5
Diluted (millions)	948.6	954.1	961.4	967.1			982.9	997.0

Average Shares Outstanding - Adjusted Income
Basic (millions)	884.1	889.2	902.1	911.8			941.3	963.5
Diluted (millions)	948.6	954.1	961.4	967.1			982.9	997.0

Daily Production Volumes
Total US (MBOE/D)	943	987	1,054	1,099			1,167	1,167
US Oil (MBBL/D)	487	520	551	571			601	603
Worldwide Production (MBOE/D)	1,172	1,215	1,281	1,327			1,391	1,395
Worldwide Sales (MBOE/D)	1,175	1,218	1,282	1,328			1,391	1,394

Commodity Price Realizations
Worldwide Oil ($/BBL)	$76.04	$78.06	$77.06	$75.05			$71.07	$67.37
Worldwide NGL ($/BBL)	$22.14	$21.68	$21.22	$21.38			$25.94	$23.29
Domestic Gas ($/MCF)	$1.61	$1.06	$0.81	$0.94			$2.42	$1.88

Cash Flows ($ millions)
Operating cash flows before working capital (Non-GAAP) (d)	$2,446	$5,490	$8,640	$11,717			$3,000	$5,643
Working capital changes	$(439)	$(1,089)	$(457)	$22			$(852)	$(535)
Operating cash flow	$2,007	$4,401	$8,183	$11,739			$2,148	$5,108
Capital expenditures, net of noncontrolling interest (Non-GAAP) (d)	$(1,726)	$(3,455)	$(5,091)	$(6,818)			$(1,845)	$(3,792)

(a) Percentage impacted by reported net loss.
(b) See schedule 3 for non-GAAP reconciliation.
(c) See schedule 4 for non-GAAP reconciliation.
(d) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2024					2025
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Legal reserves and other	$—	$—	$—	$—	$—	$—	$(65)			$(65)
Losses on sales of assets and other, net	—	—	(572)	(13)	(585)	—	—			—
Asset impairments	—	—	—	(334)	(334)	—	—			—
Total Domestic	—	—	(572)	(347)	(919)	—	(65)	—	—	(65)
International
Legal reserves and other	(44)	(10)	—	—	(54)	—	—			—
Total International	(44)	(10)	—	—	(54)	—	—	—	—	—
Total Oil and Gas	(44)	(10)	(572)	(347)	(973)	—	(65)	—	—	(65)

Chemical
Legal reserves	(6)	—	—	(10)	(16)	(30)	—			(30)
Total Chemical	(6)	—	—	(10)	(16)	(30)	—	—	—	(30)

Midstream & Marketing
Derivative gains (losses), net (a)	(91)	5	142	(88)	(32)	(84)	95			11
Asset impairments and other charges (a)	—	—	(21)	—	(21)	—	(162)			(162)
Gains on sales of assets and other, net (a)	122	35	490	—	647	—	—			—
TerraLithium fair value gain	—	27	—	—	27	—	—			—
Total Midstream & Marketing	31	67	611	(88)	621	(84)	(67)	—	—	(151)

Corporate
Acquisition-related costs (b)	(56)	(29)	(56)	(9)	(150)	(6)	(6)			(12)
Gains on sales of assets and other, net	—	—	—	48	48	—	—			—
Passaic environmental reserve	—	—	—	(925)	(925)	—	—			—
Environmental receivable valuation allowance adjustment	—	—	—	(84)	(84)	—	—			—
Total Corporate	(56)	(29)	(56)	(970)	(1,111)	(6)	(6)	—	—	(12)

Income tax impact on items affecting comparability	7	(9)	4	316	318	26	30			56
Income tax impact on Algeria contract renewal	—	(20)	—	—	(20)	—	—			—
State tax rate revaluation	—	—	—	10	10	—	—			—
Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
Total	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$—	$—	$(202)

	2024					2025
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Legal reserves and other	$—	$—	$—	$—	$—	$—	$(51)			$(51)
Losses on sales of assets and other, net	—	—	(448)	(10)	(458)	—	—			—
Asset impairments	—	—	—	(261)	(261)	—	—			—
Total Domestic	—	—	(448)	(271)	(719)	—	(51)	—	—	(51)
International
Legal reserves and other	(44)	(10)	—	—	(54)	—	—			—
Total International	(44)	(10)	—	—	(54)	—	—	—	—	—
Total Oil and Gas	(44)	(10)	(448)	(271)	(773)	—	(51)	—	—	(51)

Chemical
Legal reserves	(5)	—	—	(8)	(13)	(23)	—			(23)
Total Chemical	(5)	—	—	(8)	(13)	(23)	—	—	—	(23)

Midstream & Marketing
Derivative gains (losses), net (a)	(71)	3	112	(69)	(25)	(66)	74			8
Asset impairments and other charges (a)	—	—	(16)	—	(16)	—	(127)			(127)
Gains on sale of assets and other, net (a)	95	28	384	—	507	—	—			—
TerraLithium fair value gain	—	21	—	—	21	—	—			—
Total Midstream & Marketing	24	52	480	(69)	487	(66)	(53)	—	—	(119)
Corporate
Acquisition-related costs (b)	(43)	(23)	(45)	(7)	(118)	(5)	(4)			(9)
Gains on sales of assets and other, net	—	—	—	47	47	—	—			—
Passaic environmental reserve	—	—	—	(725)	(725)	—	—			—
Environmental receivable valuation allowance adjustment	—	—	—	(66)	(66)	—	—			—
Total Corporate	(43)	(23)	(45)	(751)	(862)	(5)	(4)	—	—	(9)

Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
Income tax impact on Algeria contract renewal	—	(20)	—	—	(20)	—	—			—
State tax rate revaluation	—	—	—	10	10	—	—			—
Total	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$—	$—	$(202)
(a) Included gains on sales, charges and derivative gains (losses) from income from equity investments and other.
(b) Included debt issuance costs from interest and debt expense, net.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2024					2025
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$863	$1,231	$763	$858	$3,715	$1,350	$580			$1,930
International	441	491	459	383	1,774	402	437			839
Exploration	(66)	(83)	(57)	(69)	(275)	(55)	(83)			(138)
Total Oil & Gas	1,238	1,639	1,165	1,172	5,214	1,697	934	—	—	2,631
Chemical	254	296	304	270	1,124	185	213			398
Midstream & Marketing	(33)	116	631	(134)	580	(77)	49			(28)
Segment income	1,459	2,051	2,100	1,308	6,918	1,805	1,196	—	—	3,001
Corporate
Interest	(284)	(252)	(312)	(327)	(1,175)	(318)	(276)			(594)
Other	(165)	(164)	(194)	(1,150)	(1,673)	(155)	(182)			(337)
Income from continuing operations before taxes	1,010	1,635	1,594	(169)	4,070	1,332	738	—	—	2,070
Taxes
Federal and state	(172)	(274)	(254)	111	(589)	(237)	(65)			(302)
International	(132)	(191)	(200)	(62)	(585)	(150)	(205)			(355)
Income (loss) from continuing operations	706	1,170	1,140	(120)	2,896	945	468	—	—	1,413
Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
Net income (loss)	888	1,170	1,140	(120)	3,078	945	468	—	—	1,413
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)			(19)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
Net income (loss) attributable to common stockholders	$718	$992	$964	$(297)	$2,377	$766	$288	$—	$—	$1,054
Reported diluted earnings per share	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26			$1.03
Effective Tax Rate	30%	28%	28%	29%	29%	29%	37%			32%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$—	$—	$(572)	$(347)	$(919)	$—	$(65)			$(65)
International	(44)	(10)	—	—	(54)	—	—			—
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	(44)	(10)	(572)	(347)	(973)	—	(65)	—	—	(65)
Chemical	(6)	—	—	(10)	(16)	(30)	—			(30)
Midstream & Marketing	31	67	611	(88)	621	(84)	(67)			(151)
Segment income (loss)	(19)	57	39	(445)	(368)	(114)	(132)	—	—	(246)
Corporate
Interest	(44)	(16)	(6)	3	(63)	—	—			—
Other	(12)	(13)	(50)	(973)	(1,048)	(6)	(6)			(12)
Income (loss) from continuing operations before taxes	(75)	28	(17)	(1,415)	(1,479)	(120)	(138)	—	—	(258)
Taxes
Federal and state	7	(9)	4	326	328	26	30			56
International	—	(20)	—	—	(20)	—	—			—
Income (loss) from continuing operations	(68)	(1)	(13)	(1,089)	(1,171)	(94)	(108)	—	—	(202)
Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
Net income (loss)	114	(1)	(13)	(1,089)	(989)	(94)	(108)	—	—	(202)
Less: Net income attributable to noncontrolling interest	—	—	—		—	—	—			—
Less: Preferred stock dividends	—	—	—		—	—	—			—
Net income (loss) attributable to common stockholders	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$—	$—	$(202)

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$863	$1,231	$1,335	$1,205	$4,634	$1,350	$645			$1,995
International	485	501	459	383	1,828	402	437			839
Exploration	(66)	(83)	(57)	(69)	(275)	(55)	(83)			(138)
Total Oil & Gas	1,282	1,649	1,737	1,519	6,187	1,697	999	—	—	2,696
Chemical	260	296	304	280	1,140	215	213			428
Midstream & Marketing	(64)	49	20	(46)	(41)	7	116			123
Adjusted segment income	1,478	1,994	2,061	1,753	7,286	1,919	1,328	—	—	3,247
Corporate
Interest	(240)	(236)	(306)	(330)	(1,112)	(318)	(276)			(594)
Other	(153)	(151)	(144)	(177)	(625)	(149)	(176)			(325)
Adjusted income from continuing operations before taxes	1,085	1,607	1,611	1,246	5,549	1,452	876	—	—	2,328
Taxes
Federal and state	(179)	(265)	(258)	(215)	(917)	(263)	(95)			(358)
International	(132)	(171)	(200)	(62)	(565)	(150)	(205)			(355)
Adjusted income	774	1,171	1,153	969	4,067	1,039	576	—	—	1,615
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)			(19)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
Adjusted income attributable to common stockholders	$604	$993	$977	$792	$3,366	$860	$396	$—	$—	$1,256
Adjusted diluted earnings per share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39			$1.25
Effective Tax Rate	29%	27%	28%	22%	27%	28%	34%			31%

ADJUSTED INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
CURRENT	$(356)	$(555)	$(257)	$(270)	$(1,438)	$(337)	$(236)			$(573)
DEFERRED	45	119	(201)	(7)	(44)	(76)	(64)			(140)
TOTAL ADJUSTED INCOME TAX BENEFIT (EXPENSE)	$(311)	$(436)	$(458)	$(277)	$(1,482)	$(413)	$(300)	$—	$—	$(713)
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2024					2025
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$673	$960	$595	$669	$2,897	$1,053	$452			$1,505
International	296	313	302	267	1,178	283	261			544
Exploration	(58)	(75)	(53)	(63)	(249)	(51)	(69)			(120)
Total Oil & Gas	911	1,198	844	873	3,826	1,285	644	—	—	1,929
Chemical	196	227	234	206	863	141	160			301
Midstream & Marketing	(30)	102	500	(108)	464	(68)	46			(22)
Segment income	1,077	1,527	1,578	971	5,153	1,358	850	—	—	2,208
Corporate
Interest	(284)	(252)	(312)	(327)	(1,175)	(318)	(276)			(594)
Other	(165)	(164)	(194)	(1,150)	(1,673)	(155)	(182)			(337)
Taxes	78	59	68	386	591	60	76			136
Income (loss) from continuing operations	706	1,170	1,140	(120)	2,896	945	468	—	—	1,413
Discontinued operations, net of taxes	182	—	—	—	182	—	—	—		—
Net income (loss)	888	1,170	1,140	(120)	3,078	945	468	—	—	1,413
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)			(19)
Less: Preferred stock dividends and redemption premiums	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
Net income (loss) attributable to common stockholders	$718	$992	$964	$(297)	$2,377	$766	$288	$—	$—	$1,054

Reported diluted income per share	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26			$1.03
Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(448)	$(271)	$(719)	$—	$(51)			$(51)
International	(44)	(10)	—	—	(54)	—	—			—
Exploration	—	—	—	—	—	—	—			—
Total Oil & Gas	(44)	(10)	(448)	(271)	(773)	—	(51)	—	—	(51)
Chemical	(5)	—	—	(8)	(13)	(23)	—			(23)
Midstream & Marketing	24	52	480	(69)	487	(66)	(53)			(119)
Segment income (loss)	(25)	42	32	(348)	(299)	(89)	(104)	—	—	(193)
Corporate
Interest	(34)	(12)	(6)	3	(49)	—	—			—
Other	(9)	(11)	(39)	(754)	(813)	(5)	(4)			(9)
Taxes	—	(20)	—	10	(10)	—	—			—
Income (loss) from continuing operations	(68)	(1)	(13)	(1,089)	(1,171)	(94)	(108)	—	—	(202)
Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
Net income (loss)	114	(1)	(13)	(1,089)	(989)	(94)	(108)	—	—	(202)
Less: Net income attributable to noncontrolling interest	—	—	—	—	—	—	—			—
Less: Preferred stock dividends	—	—	—	—	—	—	—			—
Net income (loss) attributable to common stockholders	$114	$(1)	$(13)	$(1,089)	$(989)	$(94)	$(108)	$—	$—	$(202)
Adjusted Income (Loss) (Non-GAAP) (a)
Oil & Gas
Domestic	$673	$960	$1,043	$940	$3,616	$1,053	$503			$1,556
International	340	323	302	267	1,232	283	261			544
Exploration	(58)	(75)	(53)	(63)	(249)	(51)	(69)			(120)
Total Oil & Gas	955	1,208	1,292	1,144	4,599	1,285	695	—	—	1,980
Chemical	201	227	234	214	876	164	160			324
Midstream & Marketing	(54)	50	20	(39)	(23)	(2)	99			97
Adjusted segment income	1,102	1,485	1,546	1,319	5,452	1,447	954	—	—	2,401
Corporate
Interest	(250)	(240)	(306)	(330)	(1,126)	(318)	(276)			(594)
Other	(156)	(153)	(155)	(396)	(860)	(150)	(178)			(328)
Taxes	78	79	68	376	601	60	76			136
Adjusted income from continuing operations	774	1,171	1,153	969	4,067	1,039	576	—	—	1,615
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)			(19)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
Adjusted income attributable to common stockholders	$604	$993	$977	$792	$3,366	$860	$396	$—	$—	$1,256

Adjusted diluted earnings per share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39			$1.25
Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$—		$1.03
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$—	$—	$(0.46)	$(0.29)	$(0.74)	$—	$(0.05)			$(0.05)
International	(0.05)	(0.01)	—	—	(0.06)	—	—			—
Chemical	(0.01)	—	—	(0.07)	(0.01)	(0.02)	—			(0.02)
Midstream & Marketing	0.03	0.05	0.49	—	0.50	(0.07)	(0.06)			(0.12)
Corporate
Interest	(0.04)	(0.01)	(0.01)	—	(0.05)	—	—			—
Other	(0.01)	(0.01)	(0.04)	(0.80)	(0.84)	(0.01)	—			(0.01)
Taxes	—	(0.02)	—	0.01	(0.01)	—	—			—
Adjustment to diluted average shares for adjusted income	—	—	—	0.04	—
Adjustment to EPS for Warrant Inducements	—	—	—	—	—	—	(0.02)			(0.02)
Discontinued operations, net of taxes	0.20	—	—	—	0.19	—	—			—
Preferred stock dividends	—	—	—	—	—	—	—			—
Total After-Tax Adjustments for Items Affecting Comparability	$0.12	$—	$(0.02)	$(1.12)	$(1.02)	$(0.10)	$(0.13)	$—	$—	$(0.22)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.63	$1.03	$1.00	$0.80	$3.46	$0.87	$0.39	$—	$—	$1.25
Average Diluted Shares Outstanding - Reported (millions)	948.6	958.9	975.7	940.8	967.1	982.9	1,010.4			997.0
Average Diluted Shares Outstanding - Adjusted (millions) (Non-GAAP)	948.6	958.9	975.7	983.9	967.1	982.9	1,010.4			997.0
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP. The reported EPS (GAAP) calculations do not include dilutive effect of potential issuance of common stocks as their effect is anti-dilutive since Occidental generated net losses from continuing operations.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$4,915	$5,469	$5,697	$5,624	$21,705	$5,683	$5,009			$10,692
Chemical	1,186	1,274	1,246	1,217	4,923	1,188	1,227			2,415
Midstream & Marketing	99	282	440	141	962	203	426			629
Eliminations	(225)	(208)	(210)	(222)	(865)	(271)	(248)			(519)
Total	5,975	6,817	7,173	6,760	26,725	6,803	6,414	—	—	13,217
Interest, dividends and other income	36	34	60	41	171	59	44			103
Gains (losses) on sale of assets and other, net	(1)	28	(79)	36	(16)	(19)	(2)			(21)
Total	6,010	6,879	7,154	6,837	26,880	6,843	6,456	—	—	13,299

COSTS AND OTHER DEDUCTIONS
Oil and gas lease operating expense	1,161	1,179	1,207	1,191	4,738	1,217	1,135			2,352
Transportation and gathering expense	353	405	407	443	1,608	413	409			822
Chemical and midstream costs of sales	828	910	889	831	3,458	801	847			1,648
Selling, general and administrative expense	259	259	268	276	1,062	267	284			551
Other operating and non-operating expense	410	344	334	493	1,581	392	497			889
Taxes other than on income	235	265	256	283	1,039	264	269			533
Depreciation, depletion and amortization	1,693	1,775	1,926	1,977	7,371	1,917	1,936			3,853
Asset impairments and other charges	—	—	21	1,260	1,281	—	—			—
Acquisition-related costs	12	14	49	9	84	6	6			12
Exploration expense	66	83	57	69	275	55	83			138
Interest and debt expense, net	284	252	312	327	1,175	318	276			594
Total	5,301	5,486	5,726	7,159	23,672	5,650	5,742	—	—	11,392
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	709	1,393	1,428	(322)	3,208	1,193	714	—	—	1,907
OTHER ITEMS
Income from equity investments and other	301	242	166	153	862	139	24			163
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,010	1,635	1,594	(169)	4,070	1,332	738	—	—	2,070
Income tax expense	(304)	(465)	(454)	49	(1,174)	(387)	(270)			(657)
INCOME (LOSS) FROM CONTINUING OPERATIONS	706	1,170	1,140	(120)	2,896	945	468	—	—	1,413
Discontinued operations, net of taxes	182	—	—	—	182	—	—			—
NET INCOME (LOSS)	888	1,170	1,140	(120)	3,078	945	468	—	—	1,413
Less: Net income attributable to noncontrolling interest	—	(8)	(7)	(7)	(22)	(9)	(10)			(19)
Less: Preferred stock dividends	(170)	(170)	(169)	(170)	(679)	(170)	(170)			(340)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$718	$992	$964	$(297)	$2,377	$766	$288	$—	$—	$1,054

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.60	$1.10	$1.03	$(0.32)	$2.39	$0.81	$0.27			$1.06
Discontinued operations, net	0.21	—	—	—	0.20	—	—			—
BASIC EARNINGS PER COMMON SHARE	$0.81	$1.10	$1.03	$(0.32)	$2.59	$0.81	$0.27	$—	$—	$1.06

DILUTED EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.56	$1.03	$0.98	$(0.32)	$2.26	$0.77	$0.26			$1.03
Discontinued operations, net	0.19	—	—	—	0.18	—	—			—
DILUTED EARNINGS PER COMMON SHARE	$0.75	$1.03	$0.98	$(0.32)	$2.44	$0.77	$0.26	$—	$—	$1.03

DIVIDENDS PER COMMON SHARE	$0.22	$0.22	$0.22	$0.22	$0.88	$0.24	$0.24			$0.48

AVERAGE COMMON SHARES OUTSTANDING
BASIC	884.1	893.8	927.5	940.8	911.8	941.3	985.1			963.5
DILUTED	948.6	958.9	975.7	940.8	967.1	982.9	1,010.4			997.0

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$(243)	$(303)	$(286)	$(124)	$(956)	$(366)	$(99)			$(465)
State and local	(12)	(12)	(19)	(7)	(50)	(19)	(10)			(29)
International	(140)	(194)	(196)	(99)	(629)	(131)	(178)			(309)
Total	(395)	(509)	(501)	(230)	(1,635)	(516)	(287)	—	—	(803)
DEFERRED
Federal	81	42	54	212	389	143	45			188
State and local	2	(1)	(3)	30	28	5	(1)			4
International	8	3	(4)	37	44	(19)	(27)			(46)
Total	91	44	47	279	461	129	17	—	—	146
TOTAL INCOME TAX EXPENSE	$(304)	$(465)	$(454)	$49	$(1,174)	$(387)	$(270)	$—	$—	$(657)

ADJUSTED SG&A, OTHER OPERATING AND NON-OPERATING EXPENSES (NON-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Selling, general and administrative expense	$259	$259	$268	$276	$1,062	$267	$284	$—	$—	$551
Other operating and non-operating expense	410	344	334	493	1,581	392	497	—	—	889
Total SG&A, Other Operating and Non-Operating Expenses (GAAP)	669	603	602	769	2,643	659	781			1,440
Less: Items Affecting Comparability	(50)	(10)	—	(94)	(154)	(30)	(65)	—	—	(95)
Adjusted SG&A, Other Operating and Non-Operating Expenses (NON-GAAP) (a)	$619	$593	$602	$675	$2,489	$629	$716	$—	$—	$1,345
(a) Non-GAAP Measures. Adjusted SG&A, other operating and non-operating expenses is a non-GAAP measure. Occidental defines adjusted SG&A, other operating and non-operating expenses as the sum of selling, general and administrative expense and other operating and non-operating expense less items affecting comparability.

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2024				2025
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,272	$1,845	$1,759	$2,132	$2,612	$2,326
Trade receivables, net	3,271	3,896	3,924	3,526	3,609	3,469
Joint interest receivables	783	671	789	720	657	638
Inventories	2,131	2,813	2,275	2,095	2,139	1,874
Other current assets	888	867	807	597	699	670
Total current assets	8,345	10,092	9,554	9,070	9,716	8,977	—	—

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,400	3,460	3,195	3,159	3,121	2,944

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	128,542	130,222	138,889	140,954	142,344	144,052
Accumulated depreciation, depletion and amortization	(69,779)	(71,352)	(69,547)	(71,576)	(74,117)	(75,778)
Net property, plant and equipment	58,763	58,870	69,342	69,378	68,227	68,274	—	—

OPERATING LEASE ASSETS	1,038	1,022	961	937	925	1,189
OTHER LONG-TERM ASSETS	2,731	2,772	2,751	2,901	2,978	2,976
TOTAL ASSETS	$74,277	$76,216	$85,803	$85,445	$84,967	$84,360	$—	$—

CURRENT LIABILITIES
Current maturities of long-term debt	$1,203	$1,347	$1,179	$1,138	$1,557	$433
Current operating lease liabilities	424	410	376	374	393	399
Accounts payable	3,827	4,282	3,935	3,753	3,779	3,823
Accrued liabilities	3,358	3,660	4,051	4,256	3,894	3,909
Total current liabilities	8,812	9,699	9,541	9,521	9,623	8,564	—	—

LONG-TERM DEBT, NET	18,545	18,390	25,456	24,978	24,037	23,342

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	5,728	5,680	5,630	5,394	5,263	5,245
Asset retirement obligations	3,867	3,848	3,888	4,042	3,854	3,825
Other liabilities	6,358	6,340	6,354	7,030	7,085	7,208
Total deferred credits and other liabilities	15,953	15,868	15,872	16,466	16,202	16,278	—	—
EQUITY
Preferred stock, $1.00 per share par value	8,287	8,287	8,287	8,287	8,287	8,287
Common stock, $0.20 per share par value	223	227	233	233	234	243
Treasury stock	(15,582)	(15,591)	(15,591)	(15,597)	(15,597)	(15,597)
Additional paid-in capital	17,456	17,928	19,802	19,868	19,892	20,849
Retained earnings	20,147	20,938	21,694	21,189	21,726	21,776
Accumulated other comprehensive income	280	264	249	179	170	164
Total stockholder's equity	30,811	32,053	34,674	34,159	34,712	35,722	—	—
Noncontrolling interest	156	206	260	321	393	454
Total equity	$30,967	$32,259	$34,934	$34,480	$35,105	$36,176	$—	$—

TOTAL LIABILITIES AND EQUITY	$74,277	$76,216	$85,803	$85,445	$84,967	$84,360	$—	$—

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$888	$1,170	$1,140	$(120)	$3,078	$945	$468			$1,413
Depreciation, depletion and amortization (see detail below)	1,693	1,775	1,926	1,977	7,371	1,917	1,936			3,853
Deferred income tax provision	(91)	(44)	(47)	(279)	(461)	(129)	(17)			(146)
Asset impairments and other, net	(44)	143	131	1,499	1,729	267	256			523
Operating cash flow before working capital (Non-GAAP) (see below) (a)	2,446	3,044	3,150	3,077	11,717	3,000	2,643	—	—	5,643
Working capital changes	(439)	(650)	632	479	22	(852)	317			(535)
Operating cash flow from continuing operations (GAAP)	2,007	2,394	3,782	3,556	11,739	2,148	2,960	—	—	5,108

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,783)	(1,771)	(1,683)	(1,781)	(7,018)	(1,908)	(1,998)			(3,906)
Changes in capital accrual	51	(75)	(15)	135	96	5	(12)			(7)
Purchases of assets, businesses and equity investments, net	(142)	(45)	(8,850)	(92)	(9,129)	(52)	(56)			(108)
Proceeds from sales of assets and equity investments, net	98	50	1,514	11	1,673	1,306	144			1,450
Other investing activities	(34)	(30)	(85)	(63)	(212)	(82)	(77)			(159)
Investing cash flow	(1,810)	(1,871)	(9,119)	(1,790)	(14,590)	(731)	(1,999)	—	—	(2,730)

FINANCING CASH FLOW
Proceeds from long-term debt, net	—	—	9,612	—	9,612	—	—			—
Payments of long-term debt, net	—	—	(4,007)	(507)	(4,514)	(518)	(1,762)			(2,280)
Purchases of treasury stock	—	(9)	—	(18)	(27)	—	—			—
Cash dividends paid	(332)	(366)	(371)	(377)	(1,446)	(380)	(398)			(778)
Proceeds from issuance of common stock	88	416	67	13	584	25	906			931
Contributions from noncontrolling interests	57	42	47	54	200	63	51			114
Deferred payments for purchases of assets and businesses	—	—	—	(318)	(318)	—	—			—
Other financing activities	(141)	(44)	(13)	(49)	(247)	(122)	(40)			(162)
Financing cash flow	(328)	39	5,335	(1,202)	3,844	(932)	(1,243)	—	—	(2,175)

Cash Flow From Discontinued Operations	—	—	(100)	(200)	(300)	—	—			—

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(131)	562	(102)	364	693	485	(282)	—	—	203
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,464	1,333	1,895	1,793	1,464	2,157	2,642			2,157
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,333	$1,895	$1,793	$2,157	$2,157	$2,642	$2,360	$—	$—	$2,360

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,472)	$(1,349)	$(1,268)	$(1,231)	$(5,320)	$(1,546)	$(1,517)			$(3,063)
Chemical	(80)	(166)	(164)	(275)	(685)	(212)	(290)			(502)
Midstream & Marketing	(205)	(221)	(216)	(238)	(880)	(134)	(170)			(304)
Corporate	(26)	(35)	(35)	(37)	(133)	(16)	(21)			(37)
Total Capital Expenditures (GAAP)	$(1,783)	$(1,771)	$(1,683)	$(1,781)	$(7,018)	$(1,908)	$(1,998)	$—	$—	$(3,906)
Contributions from noncontrolling interest	57	42	47	54	200	63	51			114
Capital Expenditures, Net of Noncontrolling Interest (Non-GAAP)	$(1,726)	$(1,729)	$(1,636)	$(1,727)	$(6,818)	$(1,845)	$(1,947)	$—	$—	$(3,792)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,365	$1,447	$1,597	$1,640	$6,049	$1,582	$1,590			$3,172
International	132	126	125	133	516	120	128			248
Chemical	87	91	92	93	363	94	94			188
Midstream & Marketing	84	82	83	80	329	87	88			175
Corporate	25	29	29	31	114	34	36			70
Total Depreciation, Depletion and Amortization	$1,693	$1,775	$1,926	$1,977	$7,371	$1,917	$1,936	$—	$—	$3,853

Free Cash Flow Before Working Capital (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow from continuing operations (GAAP)	$2,007	$2,394	$3,782	$3,556	$11,739	$2,148	$2,960			$5,108
Plus: Working capital and other, net	439	650	(632)	(479)	(22)	852	(317)			535
Operating cash flow from continuing operations before working capital (Non-GAAP)	2,446	3,044	3,150	3,077	11,717	3,000	2,643	—	—	5,643
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,726)	(1,729)	(1,636)	(1,727)	(6,818)	(1,845)	(1,947)			(3,792)
Free Cash Flow Before Working Capital (Non-GAAP)	$720	$1,315	$1,514	$1,350	$4,899	$1,155	$696	$—	$—	$1,851

(a) Non-GAAP Measures. Operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital are non-GAAP measures. Occidental defines operating cash flow from continuing operations before working capital as operating cash flow from continuing operations less working capital. Capital expenditures, net of noncontrolling interest is defined as capital expenditures less contributions from noncontrolling interest. Free cash flow before working capital is defined as operating cash flow from continuing operations before working capital less capital expenditures, net of noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow from continuing operations and capital expenditures are considered representative of management's performance over the long term, and operating cash flow from continuing operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow before working capital are not considered to be alternatives to reported operating cash flow from continuing operations and capital expenditures in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2024					2025
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	567	587	729	771	664	754	770			762
Rockies & Other Domestic	286	306	321	325	310	292	272			282
Gulf of America	90	138	136	137	125	121	125			123
Total	943	1,031	1,186	1,233	1,099	1,167	1,167	—		1,167

International
Algeria & Other International	31	33	31	33	32	33	31			32
Al Hosn	92	91	91	91	91	90	84			87
Dolphin	36	39	39	41	39	36	42			39
Oman	70	64	65	65	66	65	76			70
Total	229	227	226	230	228	224	233	—		228

TOTAL REPORTED PRODUCTION	1,172	1,258	1,412	1,463	1,327	1,391	1,400	—		1,395

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	323	339	402	416	370	404	410			407
Rockies & Other Domestic	89	98	94	102	96	95	88			92
Gulf of America	75	116	115	116	105	102	106			104
Total	487	553	611	634	571	601	604	—		603
NGL (MBBL)
Permian	136	136	186	194	163	188	196			192
Rockies & Other Domestic	100	103	112	106	106	77	74			75
Gulf of America	6	10	9	10	9	8	9			9
Total	242	249	307	310	278	273	279	—		276
Natural Gas (MMCF)
Permian	645	671	848	964	783	974	982			979
Rockies & Other Domestic	584	630	691	700	649	718	659			688
Gulf of America	55	70	69	68	66	64	60			61
Total	1,284	1,371	1,608	1,732	1,498	1,756	1,701	—		1,728

International
Oil (MBBL)
Algeria and Other International	25	27	26	26	26	27	26			26
Al Hosn	16	15	15	15	15	15	14			15
Dolphin	6	6	6	6	6	6	7			6
Oman	59	54	55	55	56	55	66			61
Total	106	102	102	102	103	103	113	—		108
NGL (MBBL)
Algeria and Other International	4	3	2	3	3	3	3			3
Al Hosn	27	27	27	28	27	28	26			27
Dolphin	7	8	8	8	8	8	8			8
Total	38	38	37	39	38	39	37	—		38
Natural Gas (MMCF)
Algeria and Other International	14	19	20	20	18	17	14			14
Al Hosn	295	291	292	290	293	284	263			271
Dolphin	140	152	152	159	150	134	162			149
Oman	63	59	57	63	63	58	60			58
Total	512	521	521	532	524	493	499	—		492

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2024					2025
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	943	1,031	1,186	1,233	1,099	1,167	1,167			1,167

International
Algeria and Other International	33	33	29	33	33	34	31			32
Al Hosn	93	91	91	91	91	90	84			87
Dolphin	36	39	40	40	39	36	42			39
Oman	70	66	65	66	66	64	73			69
Total	232	229	225	230	229	224	230	—		227

TOTAL REPORTED SALES	1,175	1,260	1,411	1,463	1,328	1,391	1,397	—		1,394

REALIZED PRICES
United States
Oil ($/BBL)	$75.54	$79.79	$74.81	$69.27	$74.62	$70.80	$62.83			$66.78
NGL ($/BBL)	$21.17	$20.19	$19.50	$21.14	$20.48	$25.67	$20.05			$22.81
Natural Gas ($/MCF)	$1.61	$0.54	$0.40	$1.26	$0.94	$2.42	$1.33			$1.88

International
Oil ($/BBL)	$78.29	$80.40	$78.54	$72.55	$77.46	$72.59	$68.88			$70.67
NGL ($/BBL)	$28.33	$28.11	$28.48	$27.11	$28.00	$27.85	$25.72			$26.80
Natural Gas ($/MCF)	$1.87	$1.91	$1.90	$1.88	$1.89	$1.90	$1.90			$1.90

Total Worldwide
Oil ($/BBL)	$76.04	$79.89	$75.33	$69.73	$75.05	$71.07	$63.76			$67.37
NGL ($/BBL)	$22.14	$21.23	$20.47	$21.80	$21.38	$25.94	$20.71			$23.29
Natural Gas ($/MCF)	$1.68	$0.92	$0.76	$1.41	$1.18	$2.30	$1.46			$1.88

Index Prices
WTI Oil ($/BBL)	$76.96	$80.56	$75.09	$70.27	$75.72	$71.42	$63.74			$67.58
Brent Oil ($/BBL)	$81.83	$84.95	$78.41	$73.97	$79.79	$74.89	$66.59			$70.74
NYMEX Natural Gas ($/MCF)	$2.35	$1.99	$2.37	$2.66	$2.34	$3.62	$3.68			$3.65

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	99%	99%	100%	99%	99%	100%	100%			100%
Worldwide Oil as a percentage of Brent	93%	94%	96%	94%	94%	95%	96%			95%
Worldwide NGL as a percentage of WTI	29%	26%	27%	31%	28%	36%	32%			34%
Worldwide NGL as a percentage of Brent	27%	25%	26%	29%	27%	35%	31%			33%
Domestic Natural Gas as a percentage of NYMEX	68%	27%	17%	47%	40%	67%	36%			52%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2024					2025
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$10.31	$9.85	$8.68	$8.15	$9.15	$9.05	$8.55			$8.80
International	$13.10	$12.23	$12.55	$12.66	$12.64	$13.20	$10.82			$11.99
Total Oil and Gas	$10.86	$10.28	$9.30	$8.85	$9.75	$9.72	$8.93			$9.32

Transportation costs ($/BOE)
United States	$3.89	$4.12	$3.54	$3.66	$3.78	$3.73	$3.65			$3.69
Total Oil and Gas	$3.25	$3.49	$3.09	$3.23	$3.26	$3.25	$3.17			$3.21

Taxes other than on income ($/BOE)
United States	$2.64	$2.74	$2.26	$2.40	$2.50	$2.42	$2.43			$2.43
Total Oil and Gas	$2.17	$2.30	$1.95	$2.06	$2.11	$2.07	$2.07			$2.07

DD&A expense ($/BOE)
United States	$15.91	$15.42	$14.63	$14.46	$15.04	$15.06	$14.98			$15.02
International	$6.23	$6.04	$6.05	$6.30	$6.16	$5.93	$6.10			$6.02
Total Oil and Gas	$14.00	$13.72	$13.27	$13.18	$13.51	$13.59	$13.52			$13.55

G&A and other operating expenses ($/BOE)	$3.34	$2.86	$2.43	$2.64	$2.79	$2.61	$3.58			$2.68

Exploration Expense ($ millions)
United States	$36	$36	$19	$28	$119	$18	$62			$80
International	30	47	38	41	156	37	21			58
Total Exploration Expense	$66	$83	$57	$69	$275	$55	$83	$—	$—	$138

Capital Expenditures ($ millions)
Permian	$(725)	$(621)	$(660)	$(722)	$(2,728)	$(900)	$(907)			$(940)
Rockies & Other Domestic	(210)	(205)	(217)	(156)	(788)	(236)	(206)			(442)
Gulf of America	(249)	(175)	(148)	(151)	(723)	(220)	(189)			(409)
International	(142)	(124)	(125)	(134)	(525)	(111)	(125)			(236)
Exploration Drilling	(146)	(224)	(118)	(68)	(556)	(79)	(90)			(169)
Total Oil and Gas	$(1,472)	$(1,349)	$(1,268)	$(1,231)	$(5,320)	$(1,546)	$(1,517)	$—	$—	$(2,196)